UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2018

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 200
Durham, North Carolina 27703

(Address of Principal Executive Offices)

(919) 859-1302

(Registrant’s telephone number, including area code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 1, 2018, BioCryst Pharmaceuticals, Inc. (the “Company”) entered into a contract (the “CDC Contract”) with the Centers for Disease Control and Prevention (the “CDC”) for the procurement of up to 50,000 doses of RAPIVAB® (peramivir injection), the Company’s approved influenza therapy, over a five year period. During the base period of September 1, 2018 through August 31, 2019 the CDC may purchase up to 10,000 doses of RAPIVAB® for a total price of approximately $6.9 million. The CDC also has the option in each of the four subsequent years to purchase up to an additional 10,000 doses at the same per unit price, resulting in a total potential contract value of approximately $34.7 million over five years, if all contract options are exercised.

The CDC Contract contains a number of terms and conditions that are customary for government contracts of this nature, including provisions giving the government the right to terminate the contract at the government’s discretion.

The above description of the CDC Contract is qualified in its entirety by reference to the full text of the CDC Contract filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01. Other Events

On September 6, 2018, the Company issued a news release announcing the events described in Item 1.01. A copy of the news release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding future results, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors which may cause BioCryst’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include: that the CDC may purchase smaller quantities of RAPIVAB® than currently anticipated, or none at all; that the Company relies on third-party manufacturers to manufacture RAPIVAB® in a timely manner and in accordance with applicable governmental regulations, and any failure of such third-party manufacturers to perform their obligations could impact the Company’s ability to supply RAPIVAB® pursuant to the CDC Contract; and that government contracts contain certain terms and conditions, including termination provisions, that subject the Company to additional risks. Please refer to the documents BioCryst files periodically with the Securities and Exchange Commission, specifically BioCryst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which identify important factors that could cause the actual results to differ materially from those contained in BioCryst’s projections and forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Contract dated as of September 1, 2018 between BioCryst Pharmaceuticals, Inc. and the Centers for Disease Control and Prevention

99.1	Press Release dated September 6, 2018 entitled “CDC Awards BioCryst $35 Million RAPIVAB® Contract for Strategic National Stockpile”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2018	BioCryst Pharmaceuticals, Inc.

By: /s/ Alane Barnes
Alane Barnes
Senior Vice President and Chief Legal Officer